UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 1, 2006

Autobytel Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22239	33-0711569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18872 MacArthur Boulevard, Irvine, California	92612-1400
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 225-4500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

The Registrant hereby amends its Current Report of Form 8-K filed with the Securities and Exchange Commission on March 7, 2006 to add Item 3.02. Other than the addition of Item 3.02, the original Current Report on Form 8-K is not amended hereby.

Item 3.02	Unregistered Sales of Equity Securities

In connection with the appointment of James E. Riesenbach to the office of Chief Executive Officer and President of Autobytel Inc. (the “Company” or “Autobytel”), the Company and Mr. Riesenbach entered into an Employment Agreement (the “Riesenbach Employment Agreement”) on March 1, 2006. The term of the Riesenbach Employment Agreement is for three years, commencing March 20, 2006 (the “Commencement Date”). On the Commencement Date, Mr. Riesenbach was granted stock options (“Options”) to purchase 1,000,000 shares of the Company’s common stock, par value $.001 per share (the “Common Stock”), in exchange for Mr. Riesenbach’s service as Chief Executive Officer and President of the Company as further described in the Riesenbach Employment Agreement. The Options granted to Mr. Riesenbach were issued in reliance upon the exemption provided by Section 4(2) under the Securities Act of 1933, as amended, based upon the offer being made by the Company to a single offeree, the relationship of the offeree to the Company, the number of shares of Common Stock being offered to the offeree relative to the total number of shares of Common Stock outstanding as of the date of the offer, and the manner of such offer. The Options shall vest, as to 333,333 of the options, on the one year anniversary of the Commencement Date, and thereafter (i) 11,111 of the options shall vest on each monthly anniversary of the Commencement Date over the period beginning on the 13th monthly anniversary and ending on the 35th monthly anniversary of the Commencement Date, (ii) 11,114 of the options shall vest on the day immediately preceding the 36th monthly anniversary of the Commencement Date, provided that the vesting of such options shall accelerate upon a change of control, and (iii) 200,000 of the options shall vest upon each filing by the Company of its Annual Report on Form 10-K for each of the fiscal years ending on December 31, 2007 and December 31, 2008 provided Mr. Riesenbach is actively employed by the Company on the respective vesting dates and Mr. Riesenbach and the Company have satisfied reasonable performance criteria established by the Board or a committee thereof in its sole discretion after consulting with Mr. Riesenbach. The Options may be exercised once they vest. The exercise price for the shares of Common Stock was set on March 20, 2006 at $4.68 per share in accordance with the terms of the Riesenbach Employment Agreement. A copy of the Riesenbach Employment Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

EXHIBIT NO.	DESCRIPTION OF DOCUMENT

10.1	Employment Agreement dated March 1, 2006 between Autobytel Inc. and James E. Riesenbach was attached as Exhibit 10.1 to the Form 8-K filed by the Company on March 7, 2006 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Autobytel Inc.

By:	/s/ Ariel Amir
Ariel Amir, Executive Vice President and Chief Legal and Administrative Officer

Date: May 25, 2006